UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Rule 14a-12

                           Burlington Resources Inc.
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction
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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)   Amount Previously Paid:

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        (4)   Date Filed:

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The following are sets of Frequently Asked Questions that were first posted on Burlington Resources Inc.'s intranet on December 16, 2005.

                        FREQUENTLY ASKED QUESTIONS -
                       CHANGE IN CONTROL / SEVERANCE

These questions and answers have been written to provide you with the information requested in recent employee meetings. Employee questions that are similar in nature are grouped together, rephrased and answered by a team from Human Resources. Please note: If a conflict is discovered between these Q&As and the Plan Documents, the Plan Documents will prevail. For specific individual questions, you are encouraged to seek assistance from your Human Resources representative for answers related to your personal circumstances.

Q:   HOW DOES BR'S EMPLOYEE CHANGE IN CONTROL SEVERANCE PLAN WORK?

A: The plan provides benefits if your employment is terminated under certain circumstances following a change in control of the company. The Employee Change in Control Severance Plan is posted on a separate page in this intranet site.

Q:   DOES THE BR-CONOCOPHILLIPS ANNOUNCEMENT CONSTITUTE A CHANGE IN
     CONTROL?

A:   A change in control would occur once the merger is completed.

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                FREQUENTLY ASKED QUESTIONS - COMMUNICATIONS

These questions and answers have been written to provide you with the information requested in recent employee meetings. Employee questions that are similar in nature are grouped together, rephrased and answered by a team from Human Resources. Please note: If a conflict is discovered between these Q&As and the Plan Documents, the Plan Documents will prevail. For specific individual questions, you are encouraged to seek assistance from your Human Resources representative for answers related to your personal circumstances.

Q: HOW WILL ADDITIONAL NEWS ABOUT THE ACQUISITION AND TRANSITION PROCESS BE COMMUNICATED?

A: We plan to communicate key events through a combination of employee memos and meetings, reinforced by continual postings to the BR Employee Resource Site on the BR intranet. Since the integration process for an acquisition of this scale will take some time to plan and implement, and since the acquisition agreement was signed just before the holiday season, we expect information to flow in over the next several months. We therefore encourage employees to monitor this intranet site regularly.

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                        FREQUENTLY ASKED QUESTIONS -
                          COMPENSATION / BENEFITS

These questions and answers have been written to provide you with the information requested in recent employee meetings. Employee questions that are similar in nature are grouped together, rephrased and answered by a team from Human Resources. Please note: If a conflict is discovered between these Q&As and the Plan Documents, the Plan Documents will prevail. For specific individual questions, you are encouraged to seek assistance from your Human Resources representative for answers related to your personal circumstances.

Q:   ARE BR EMPLOYEES STILL ELIGIBLE FOR SALARY INCREASES AND PROMOTIONS IN
     2006?

A: Yes. BR will continue to operate in the ordinary course of its business, consistent with past practices, until the closing date of the acquisition. During the interim, employees will remain eligible for salary increases and promotions.

Q:   WILL BONUSES BE AWARDED FOR 2005?

A: Yes. We will continue with our normal PP&E process and employees will be eligible for bonuses based on their 2005 performance.

Q:   WHAT IS THE STATUS OF OUTSTANDING STOCK GRANTS AND STOCK OPTIONS?

A: All restricted stock grants and stock options awarded through 2005 will vest on the normal vesting dates, or on the closing date of the acquisition, whichever comes first.

Q:   WILL STOCK GRANTS AND/OR STOCK OPTIONS BE AWARDED DURING 2006?

A:   No decision has been made on whether new grants will be awarded.

Q:   WILL BR HAVE A RETENTION INCENTIVE PROGRAM?

A: It is possible that a certain number of employees who possess expertise critical to the continued success of our business may be offered incentives to remain with the ongoing company. No further details are available at this time.

Q:   WILL BR'S OVERALL BENEFITS PLANS CHANGE?

A: Our current benefits programs will continue in effect until the closing date of the acquisition.

Q:   HOW DO OUR BENEFITS COMPARE TO THOSE OF CONOCOPHILLIPS?

A: At this early date we do not have specific enough information available on the ConocoPhillips plans to make comparisons.

Q: WILL THERE BE CHANGES TO LOCALIZED BENEFITS OR OTHER CONSIDERATIONS, SUCH AS PARKING SUBSIDIES, DRESS CODES, WORKING HOURS, ETC.?

A: Since BR will continue operating on a business-as-usual basis, we anticipate no changes to local benefits or programs until the closing date of the acquisition. At this time we have no information available on what, if any, changes would be made by ConocoPhillips.

Q:   HOW WILL EDUCATIONAL BENEFITS BE HANDLED?

A: BR employees will remain eligible for educational benefits until the closing date of the acquisition, or until the end of the semester of study if the closing date occurs during that semester.

Q: WILL BR OFFICES STILL CONDUCT THEIR TRADITIONAL EVENTS, SUCH AS HOLIDAY PARTIES, PICNICS, ETC.?

A: Yes, there will be no changes to our customary events and celebrations up to the closing date of the acquisition.

Q:   WILL THERE BE ANY CHANGE TO VACATION AND HOLIDAY SCHEDULES?

A: There will be no changes to BR's normal vacation and holiday schedules up to the closing date of the acquisition.

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                        FREQUENTLY ASKED QUESTIONS -
                             EMPLOYMENT STATUS

These questions and answers have been written to provide you with the information requested in recent employee meetings. Employee questions that are similar in nature are grouped together, rephrased and answered by a team from Human Resources. Please note: If a conflict is discovered between these Q&As and the Plan Documents, the Plan Documents will prevail. For specific individual questions, you are encouraged to seek assistance from your Human Resources representative for answers related to your personal circumstances.

Q:   WILL EMPLOYEES BE LAID OFF FOLLOWING THE CLOSING DATE OF THE
     ACQUISITION?

A: ConocoPhillips has already publicly stated that there will be savings realized through reductions in employment. At this time we have no information on numbers of employees who will be affected, or specific locations, departments or functions that will be affected.

Q:   HOW WILL THE TRANSITION PERIOD AFFECT OUR WORK?

A: Most employees will continue in their usual work, while others will be assigned to transition teams that will begin the initial planning process required to merge the operations of the separate companies.

Q: CAN EMPLOYEES STILL BE TRANSFERRED PRIOR TO THE CLOSING DATE OF THE ACQUISITION?

A: Since we are committed to conducting business as usual, it is possible that some job transfers will be needed. In these cases, we will attempt to take into account the unusual circumstances we are in, and as always, we will carefully consider the wishes of the employees involved.

Q:   WHAT WILL BR DO FOR ITS EX-PAT EMPLOYEES?

A: We are sensitive to the needs and concerns of our ex-pat employees, and will address these on an individual basis.

Q:   WILL WE HONOR OUR COMMITMENTS TO THOSE TO WHOM WE HAVE MADE JOB
     OFFERS?

A: Yes. We will communicate our situation to all incoming employees and allow them to decide whether they still wish to join BR.

Q: WOULD NEW EMPLOYEES BE REQUIRED TO REPAY THEIR SIGNING BONUSES IF THEY ARE LAID OFF AS A RESULT OF THE ACQUISITION?

A: Employees laid off as a result of the acquisition would not be required to repay their signing bonuses. However, new employees who choose to leave the company on their own would be required to repay their signing bonuses.

Q:   WHAT ARE OUR RECRUITING GUIDELINES DURING THIS TRANSACTION?

A: Since BR will conduct business as usual until the closing date of the acquisition, we are free to hire needed personnel. We recognize that hiring will be challenging in many instances considering the pending acquisition.

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                  FREQUENTLY ASKED QUESTIONS - INTEGRATION

These questions and answers have been written to provide you with the information requested in recent employee meetings. Employee questions that are similar in nature are grouped together, rephrased and answered by a team from Human Resources. Please note: If a conflict is discovered between these Q&As and the Plan Documents, the Plan Documents will prevail. For specific individual questions, you are encouraged to seek assistance from your Human Resources representative for answers related to your personal circumstances.

Q:   WHEN MAY WE EXPECT TO VISIT WITH OUR CONOCOPHILLIPS COUNTERPARTS?

A: BR and ConocoPhillips are just beginning the early stages of integration planning, and a definitive schedule for significant events has not yet been confirmed with ConocoPhillips. Using previous acquisitions both inside and outside of BR as a guideline, these types of contacts typically occur over a period of months. All acquisition-related contact with ConocoPhillips should be conducted by members of the integration team and under guidance and instructions that will be provided by BR Legal.

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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

          Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                           ADDITIONAL INFORMATION

          In connection with the proposed transaction, ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain a free copy of the Form S-4 and the proxy statement (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov.

          ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

          Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decision.